UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

# Putnam Convertible Securities Fund

**Semiannual report**
**4 | 30 | 22**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCONX

Putnam
Convertible Securities
Fund

Semiannual report
4 | 30 | 22

Message from the Trustees

June 9, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares. The Lipper category average return for the life-of-fund period is not shown because the fund was the sole member of the category over that period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/22. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Convertible Securities Fund

What were conditions in the U.S. convertibles market during the six-month reporting period ended April 30, 2022?

ROB Convertible securities came under pressure due to concerns about rising interest rates and escalating geopolitical tensions between Russia and the West. Additionally, growth names comprise a sizeable part of the convertibles market. The shift in stock market leadership from growth to value equities further weighed on the asset class. [Growth stocks tend to be more interest-rate sensitive than value stocks.] After benefiting for much of 2021 from this high-growth tilt, the convertibles market underperformed the broader equity and fixed income markets during the reporting period. The ICE BofA U.S. Convertible Index [the fund’s benchmark] recorded a return of –15.19% for the semiannual period. The S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index returned –9.65% and –9.47%, respectively.

How did the fund perform during the reporting period?

ANTHONY The fund’s class A share performance at net asset value was –15.57%, which was lower than both the benchmark return and the average return of its Lipper peer group.

Convertible Securities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Convertible Securities Fund

At the sector level, underweight positioning within the real estate sector was the fund’s top contributor to performance relative to its Lipper peer group. Real estate struggled due to the sharp rise in interest rates and expectations for aggressive rate hikes from the Federal Reserve. Overweight exposure and security selection within energy also aided relative returns, as oil prices rose significantly during the period. Underweight positioning and security selection within communication services contributed to performance as well.

Overweight positioning and security selection within industrials was the largest detractor from the fund’s returns relative to its Lipper peer group. Covid-19-related supply chain issues weighed on the sector, especially during the final months of the period with the lockdowns in China. Security selection within health care also detracted, as the sector sold off during the six-month period. Meanwhile, overweight exposure to the consumer discretionary sector detracted from relative performance as high growth names sold off amid rising rates.

What investments detracted most from returns relative to the benchmark?

ROB KKR, a private equity company offering alternative asset management, was the fund’s top detractor. As a manager of funds that invest in private equity, credit, and real assets, investors feared inflationary pressures and rising interest rates would weigh on existing holdings and hamper future private equity deals. As investors sought to reduce risk, KKR succumbed to selling pressure. Despite recent price volatility, we believe these are manageable headwinds and continue to hold the position.

Natera, a genetic testing company dedicated to women’s health, cancer, and organ health, also dampened results. The company specializes in noninvasive, cell-free DNA testing technology. The underlying equity sold off during the period due to reports of deceptive sales and billing practices. With questions emerging about the company’s management and the efficacy of its testing, we sold the position.

Restoration Hardware Holdings, an upscale home furnishings retailer, was a strong performer for the fund during pandemic lockdowns as it benefited from the booming housing market. However, in the early months of 2022, the company experienced softening demand. This was due to consumers becoming more cautious following Russia’s invasion of Ukraine and subsequent worries about a potential recession. Restoration Hardware also faced supply chain disruptions, which led to price increases. Given these pressures, we sold the position before period-end.

What investments aided the fund’s performance?

ANTHONY Stock selection and positioning in energy, the only sector in the fund’s benchmark with positive performance for the period, was advantageous for results. After several years of falling prices amid a supply/demand imbalance, the lifting of Covid restrictions and a global surge in consumption caused energy prices to soar. The economic sanctions placed on Russia following its invasion of Ukraine further elevated the price of oil and natural gas.

The fund’s overweight positioning in EQT, a natural gas producer, was the fund’s top contributor to performance. The underlying equity rose nearly 100% during the period, as higher natural gas prices led to strong earnings and increased forward guidance. Overweight positioning in Pioneer Natural Resources, an oil and gas exploration and production company, was another strong beneficiary of surging commodity prices. We continue to hold both positions given their positive exposure to commodity prices amid high inflation and supply chain disruptions.

Convertible Securities Fund 5

Our decision to underweight the fund’s exposure to Wayfair, the e-commerce company that sells furniture and home goods, also benefited relative results. The underling equity sold off by more than two thirds due to inflationary pressures and softening demand. We continue to hold a below-benchmark exposure to the home retailer, as it is one of the larger issuers in the convertibles market.

What is your outlook for the convertibles market?

ROB As we progress through 2022, our near-term outlook for equities and corporate credit is constructive, but concerns remain. Heightened geopolitical uncertainty related to Russia’s invasion of Ukraine and Covid-19 variant waves are likely to contribute to ongoing bouts of market volatility, in our view. We are also keeping a close eye on wage inflation, commodity price increases, slowing consumer demand, and supply chain disruptions, which are affecting a range of industries from technology to consumer products. If Covid cases rise significantly and lockdowns are reintroduced, as we have seen in China, we believe supply chain disruptions could worsen. This could create headwinds for U.S. growth, in our opinion.

ANTHONY We expect 2022 performance results will be modest relative to recent years as convertibles have become less positively correlated to rising rates. Relative returns, however, may be attractive on a cross-asset basis, especially in risk-adjusted terms. Our view is supported by the convertible market’s improving convexity with respect to underlying stocks, declining credit sensitivity to rates, and the considerable correction in growth stock prices. [Convexity is a tool we use to manage a portfolio’s exposure to market risk.] After several months of market stress, we believe convertibles offer investors a balanced vehicle for exposure to a variety of growth and value companies, as well as attractive yields.

Thank you, gentlemen, for your time and insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Convertible Securities Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Convertible Securities Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (6/29/72)
Before sales charge	9.86%	9.98%	11.28%	12.36%	–12.93%	–15.57%
After sales charge	9.73	9.33	9.97	10.16	–17.93	–20.43
Class B (7/15/93)
Before CDSC	9.68	9.33	10.46	11.53	–13.57	–15.88
After CDSC	9.68	9.33	10.21	10.79	–16.97	–19.19
Class C (7/26/99)
Before CDSC	9.73	9.33	10.46	11.52	–13.57	–15.88
After CDSC	9.73	9.33	10.46	11.52	–14.26	–16.55
Class I (3/3/15)
Net asset value	10.01	10.37	11.71	12.79	–12.60	–15.41
Class R (12/1/03)
Net asset value	9.59	9.71	11.01	12.08	–13.15	–15.68
Class R6 (5/22/18)
Net asset value	10.00	10.29	11.63	12.72	–12.66	–15.45
Class Y (12/30/98)
Net asset value	9.99	10.27	11.58	12.65	–12.71	–15.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I and R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Convertible Securities Fund

Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S.
Convertible Index	—*	11.47%	12.47%	14.12%	–11.44%	–15.19%
Lipper Convertible
Securities Funds
category average	—†	9.70	11.23	12.36	–11.38	–13.81

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/22, there were 78, 78, 73, 71, and 54 funds, respectively, in this Lipper category. The Lipper category average return for the life-of-fund period is not shown because the fund was the sole member of the category over that period.

Fund price and distribution information For the six-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class I	Class R	Class R6	Class Y
Number	2		1	1	2	2	2	2
Income	$0.064		—	—	$0.115	$0.023	$0.111	$0.101
Capital gains
Long-term gains	5.241		$5.241	$5.241	5.241	5.241	5.241	5.241
Short-term gains	1.782		1.782	1.782	1.782	1.782	1.782	1.782
Total	$7.087		$7.023	$7.023	$7.138	$7.046	$7.134	$7.124
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$34.68	$36.80	$33.65	$34.04	$34.73	$34.47	$34.68	$34.66
4/30/22	23.13	24.54	22.23	22.56	23.17	22.96	23.12	23.11
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	0.55%	0.52%	—	—	0.93%	0.26%	0.88%	0.83%
Current 30-day
SEC yield[2]	N/A	1.21	0.50%	0.51%	1.65	1.02	1.60	1.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Convertible Securities Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (6/29/72)
Before sales charge	10.03%	10.54%	13.14%	16.20%	–3.57%	–6.62%
After sales charge	9.90	9.89	11.81	13.92	–9.11	–11.99
Class B (7/15/93)
Before CDSC	9.85	9.88	12.29	15.32	–4.29	–6.99
After CDSC	9.85	9.88	12.04	14.56	–8.05	–10.65
Class C (7/26/99)
Before CDSC	9.90	9.88	12.30	15.31	–4.31	–6.98
After CDSC	9.90	9.88	12.30	15.31	–5.06	–7.71
Class I (3/3/15)
Net asset value	10.18	10.92	13.57	16.62	–3.23	–6.43
Class R (12/1/03)
Net asset value	9.76	10.26	12.86	15.90	–3.81	–6.73
Class R6 (5/22/18)
Net asset value	10.17	10.84	13.49	16.56	–3.27	–6.49
Class Y (12/30/98)
Net asset value	10.16	10.82	13.43	16.49	–3.33	–6.49

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21	1.01%	1.76%	1.76%	0.67%	1.26%	0.71%	0.76%
Annualized expense ratio for the
six-month period ended 4/30/22*	1.03%	1.78%	1.78%	0.68%	1.28%	0.72%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one-time annualized proxy cost of 0.01%.

10 Convertible Securities Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.71	$8.13	$8.13	$3.11	$5.85	$3.29	$3.57
Ending value (after expenses)	$844.30	$841.20	$841.20	$845.90	$843.20	$845.50	$845.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$8.90	$8.90	$3.41	$6.41	$3.61	$3.91
Ending value (after expenses)	$1,019.69	$1,015.97	$1,015.97	$1,021.42	$1,018.45	$1,021.22	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Convertible Securities Fund 11

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price.

Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

12 Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500® Index is an unmanaged index of common stock performance.

Convertible Securities Fund 13

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Convertible Securities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Convertible Securities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Convertible Securities Fund

The fund’s portfolio 4/30/22 (Unaudited)

CONVERTIBLE BONDS AND NOTES (73.2%)*	Principal amount	Value
Airlines (2.3%)
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	$3,560,000	$2,894,636
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	10,933,000	14,929,012
		17,823,648
Automotive (1.6%)
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	11,625,000	12,339,938
		12,339,938
Biotechnology (4.3%)
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	6,695,000	5,382,780
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	5,345,000	4,272,793
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	5,380,000	4,616,713
Innoviva, Inc. cv. sr. unsec. notes 2.50%, 8/15/25	4,435,000	5,294,281
Insmed, Inc. cv. sr. unsec. sub. notes 0.75%, 6/1/28	3,330,000	3,125,205
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	5,830,000	6,608,305
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	6,600,000	4,547,400
		33,847,477
Cable television (3.6%)
Cable One, Inc. company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	3,755,000	3,082,855
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	6,327,000	5,425,403
DISH Network Corp. cv. sr. unsec. notes zero %, 12/15/25	4,410,000	3,980,025
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	3,306,000	4,297,800
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	5,116,000	6,632,894
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	4,893,000	4,692,387
		28,111,364
Commercial and consumer services (3.8%)
Block, Inc. cv. sr. unsec. notes 0.125%, 3/1/25	3,170,000	3,532,569
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	5,896,000	4,808,188
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	7,410,000	10,299,900
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	7,135,000	5,633,083
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	6,073,000	5,842,226
		30,115,966
Computers (10.6%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	5,177,000	3,825,803
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	8,716,000	9,587,600
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	7,489,000	6,346,928
BigCommerce Holdings, Inc. 144A cv. sr. unsec. notes 0.25%, 10/1/26	5,634,000	4,169,160
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	4,417,000	5,828,232
Cloudflare, Inc. 144A cv. sr. unsec. notes zero %, 8/15/26	6,031,000	5,284,664
Confluent, Inc. 144A cv. sr. unsec. unsub. notes zero %, 1/15/27	5,375,000	4,117,250
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	3,780,000	4,479,300
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	2,880,000	4,282,560
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	4,286,000	3,165,065
Envestnet, Inc. 144A company guaranty cv. sr. unsec. notes 0.75%, 8/15/25	5,289,000	5,229,499

Convertible Securities Fund 17

CONVERTIBLE BONDS AND NOTES (73.2%)* cont.	Principal amount	Value
Computers cont.
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	$6,030,000	$6,304,968
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	2,875,000	5,146,250
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	5,171,000	4,333,298
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	7,225,000	6,480,825
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	3,120,000	4,631,640
		83,213,042
Consumer cyclicals (0.6%)
Patrick Industries, Inc. 144A company guaranty cv. sr. unsec. notes 1.75%, 12/1/28	5,120,000	4,604,800
		4,604,800
Consumer finance (0.8%)
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	6,314,210	4,234,309
Upstart Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/26	3,055,000	2,337,075
		6,571,384
Consumer goods (0.5%)
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	4,618,000	3,874,502
		3,874,502
Consumer services (5.3%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	8,192,000	7,507,968
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	7,735,000	6,149,325
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	4,733,000	3,729,604
IAC Financeco 2, Inc. 144A company guaranty cv. sr. unsec. notes 0.875%, 6/15/26	5,408,000	6,184,048
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	3,010,000	3,375,715
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	3,811,000	3,290,799
Upwork, Inc. 144A cv. sr. unsec. notes 0.25%, 8/15/26	5,275,000	4,119,775
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	5,175,000	3,863,820
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	3,067,000	3,162,077
		41,383,131
Electronics (2.0%)
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	3,915,000	3,207,853
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	6,634,000	7,878,870
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28	4,711,000	4,711,000
		15,797,723
Energy (other) (1.6%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	4,890,000	4,650,390
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	4,524,000	5,259,150
Sunrun, Inc. cv. sr. unsec. notes zero %, 2/1/26	3,301,000	2,525,265
		12,434,805
Entertainment (4.2%)
IMAX Corp. cv. sr. unsec. unsub. notes 0.50%, 4/1/26 (Canada)	6,951,000	6,175,964
NCL Corp, Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25	2,349,000	3,175,848
NCL Corp, Ltd. 144A company guaranty cv. sr. unsec. notes 2.50%, 2/15/27	6,130,000	5,566,040

18 Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (73.2%)* cont.	Principal amount	Value
Entertainment cont.
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 2.875%, 11/15/23	$8,826,000	$10,154,313
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	8,100,000	7,619,063
		32,691,228
Gaming and lottery (0.5%)
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	6,192,000	4,114,584
		4,114,584
Health care services (1.4%)
Brookdale Senior Living, Inc. 144A cv. sr. unsec. unsub. notes 2.00%, 10/15/26	5,752,000	6,128,756
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	6,535,000	4,845,703
		10,974,459
Homebuilding (0.4%)
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	3,150,000	3,365,775
		3,365,775
Machinery (0.7%)
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	4,486,000	5,857,034
		5,857,034
Manufacturing (0.8%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	6,442,000	6,065,143
		6,065,143
Medical technology (2.8%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4.00%, 8/15/22, (China) (In default) † F	3,213,000	205,632
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%, 12/16/22, (China) (In default) † F	3,544,000	198,464
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	2,950,000	4,619,742
Envista Holdings Corp. cv. sr. unsec. notes 2.375%, 6/1/25	1,308,000	2,560,410
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	3,499,000	4,303,770
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	3,089,000	3,808,737
Repligen Corp. cv. sr. unsec. notes 0.375%, 7/15/24	2,010,000	2,971,785
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	2,757,000	3,068,541
		21,737,081
Oil and gas (4.3%)
EQT Corp. cv. sr. unsec. notes 1.75%, 5/1/26	5,735,000	15,613,538
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	8,420,000	18,532,420
		34,145,958
Pharmaceuticals (2.4%)
Ascendis Pharma A/S 144A cv. sr. unsec. notes 2.25%, 4/1/28 (Denmark)	3,349,000	3,084,429
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	9,485,000	9,917,753
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	5,050,000	6,075,781
		19,077,963
Power producers (0.5%)
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	3,715,000	3,930,842
		3,930,842

Convertible Securities Fund 19

CONVERTIBLE BONDS AND NOTES (73.2%)* cont.	Principal amount	Value
Restaurants (1.7%)
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	$8,391,000	$7,163,816
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	8,025,000	6,183,263
		13,347,079
Retail (1.9%)
American Eagle Outfitters, Inc. cv. sr. unsec. unsub. notes 3.75%, 4/15/25	850,000	1,624,031
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	5,199,000	6,235,551
Dick’s Sporting Goods, Inc. cv. sr. unsec. notes 3.25%, 4/15/25	1,125,000	3,375,000
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	2,490,000	3,426,987
		14,661,569
Schools (0.7%)
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	7,583,000	5,884,408
		5,884,408
Software (6.8%)
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	6,278,000	5,016,122
Bill.com Holdings, Inc. cv. sr. unsec. notes zero %, 12/1/25	5,710,000	7,425,855
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	3,961,000	3,260,695
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	6,009,000	4,885,317
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	5,451,000	4,684,453
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	1,482,000	2,214,108
MicroStrategy, Inc. cv. sr. unsec. notes zero %, 2/15/27	3,840,000	2,432,640
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	8,711,000	7,851,198
SailPoint Technologies Holding, Inc. cv. sr. unsec. notes 0.125%, 9/15/24	1,488,000	3,367,344
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	7,310,000	5,654,177
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	5,610,000	7,096,650
		53,888,559
Technology services (6.5%)
fuboTV, Inc. cv. sr. unsec. notes 3.25%, 2/15/26	4,587,000	2,671,928
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	12,450,000	23,866,650
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	5,183,000	4,449,606
Snap, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/26	1,260,000	1,854,090
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	6,401,000	5,079,194
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	5,115,000	4,164,891
TechTarget, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	5,372,000	4,531,282
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	5,037,000	4,757,447
		51,375,088
Telecommunications (—%)
Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%, 10/1/27 (In default) † F	5,121,000	512
		512
Utilities and power (0.6%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	5,015,000	4,857,028
		4,857,028
Total convertible bonds and notes (cost $597,299,598)		$576,092,090

20 Convertible Securities Fund

CONVERTIBLE PREFERRED STOCKS (18.7%)*	Shares	Value
Banking (0.8%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	4,605	$5,588,214
		5,588,214
Commercial and consumer services (1.3%)
Clarivate PLC $5.25 cv. pfd. (United Kingdom)	71,074	4,563,662
Sabre Corp. $6.50 cv. pfd. †	40,715	5,482,275
		10,045,937
Consumer (0.4%)
Stanley Black & Decker, Inc. $5.25 cv. pfd. S	42,985	3,326,609
		3,326,609
Electric utilities (5.7%)
AES Corp. (The) $6.875 cv. pfd. S	79,100	6,772,542
American Electric Power Co., Inc. $3.06 cv. pfd. S	122,135	6,839,560
DTE Energy Co. $3.13 cv. pfd.	151,790	7,896,116
NextEra Energy, Inc. $2.64 cv. pfd.	346,785	16,267,684
PG&E Corp. $5.50 cv. pfd.	57,695	6,819,549
		44,595,451
Electronics (2.9%)
Broadcom, Inc. 8.00% cv. pfd.	13,297	23,042,238
		23,042,238
Financial (1.1%)
2020 Mandatory Exchange 144A 6.50% cv. pfd.	1,830	1,352,077
KKR & Co., Inc. $3.00 cv. pfd. S	114,723	7,436,345
		8,788,422
Medical technology (3.6%)
Avantor, Inc. $3.13 cv. pfd.	52,575	5,089,260
Boston Scientific Corp. $5.50 cv. pfd. S	57,328	6,425,322
Danaher Corp. 5.00% cv. pfd.	9,830	13,417,950
Elanco Animal Health, Inc. $2.50 cv. pfd. S	90,127	3,578,042
		28,510,574
Metals (0.7%)
RBC Bearings, Inc. $5.00 cv. pfd.	63,148	5,625,224
		5,625,224
Pharmaceuticals (0.4%)
Becton Dickinson and Co. $3.00 cv. pfd.	69,215	3,505,048
		3,505,048
Telecommunications (1.3%)
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	9,670	10,469,999
		10,469,999
Trucks and parts (0.5%)
Aptiv PLC $5.50 cv. pfd.	31,740	3,913,225
		3,913,225
Total convertible preferred stocks (cost $144,110,602)		$147,410,941

Convertible Securities Fund 21

COMMON STOCKS (3.0%)*	Shares	Value
Anthem, Inc.	5,660	$2,840,924
Bank of America Corp.	165,325	5,898,796
Bunge, Ltd.	32,316	3,655,586
GT Advanced Technologies, Inc. F	552	—
Microchip Technology, Inc.	44,424	2,896,445
Penn National Gaming, Inc. †	46,525	1,701,419
ServiceNow, Inc. †	4,910	2,347,471
Teradyne, Inc. S	11,620	1,225,445
Tesla, Inc. †	3,175	2,764,653
Total common stocks (cost $24,817,970)		$23,330,739

SHORT-TERM INVESTMENTS (6.4%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.45% [d]	16,878,208	$16,878,208
Putnam Short Term Investment Fund Class P 0.43% L	33,540,243	33,540,243
Total short-term investments (cost $50,418,451)		$50,418,451

TOTAL INVESTMENTS
Total investments (cost $816,646,621)	$797,252,221

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $787,357,999.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

22 Convertible Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$4,466,072	$—	$—
Consumer staples	3,655,586	—	—
Financials	5,898,796	—	—
Health care	2,840,924	—	—
Technology	6,469,361	—	—
Total common stocks	23,330,739	—	—
Convertible bonds and notes	—	575,687,482	404,608
Convertible preferred stocks	23,107,244	124,303,697	—
Short-term investments	—	50,418,451	—
Totals by level	$46,437,983	$750,409,630	$404,608
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 23

Statement of assets and liabilities 4/30/22 (Unaudited)

ASSETS
Investment in securities, at value, including $16,067,562 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $766,228,170)	$746,833,770
Affiliated issuers (identified cost $50,418,451) (Notes 1 and 5)	50,418,451
Dividends, interest and other receivables	1,541,673
Receivable for shares of the fund sold	361,035
Receivable for investments sold	7,419,650
Prepaid assets	66,214
Total assets	806,640,793

LIABILITIES
Payable to custodian	3,647
Payable for shares of the fund repurchased	1,403,329
Payable for compensation of Manager (Note 2)	420,245
Payable for custodian fees (Note 2)	5,756
Payable for investor servicing fees (Note 2)	148,652
Payable for Trustee compensation and expenses (Note 2)	188,991
Payable for administrative services (Note 2)	2,829
Payable for distribution fees (Note 2)	111,832
Collateral on securities loaned, at value (Note 1)	16,878,208
Other accrued expenses	119,305
Total liabilities	19,282,794

Net assets	$787,357,999

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$787,597,758
Total distributable earnings (Note 1)	(239,759)
Total — Representing net assets applicable to capital shares outstanding	$787,357,999

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($442,456,020 divided by 19,125,838 shares)	$23.13
Offering price per class A share (100/94.25 of $23.13)*	$24.54
Net asset value and offering price per class B share ($1,553,304 divided by 69,886 shares)**	$22.23
Net asset value and offering price per class C share ($15,852,618 divided by 702,627 shares)**	$22.56
Net asset value and offering price per class I share ($18,489 divided by 798 shares)	$23.17
Net asset value, offering price and redemption price per class R share
($2,960,735 divided by 128,931 shares)	$22.96
Net asset value, offering price and redemption price per class R6 share
($35,079,938 divided by 1,517,131 shares)	$23.12
Net asset value, offering price and redemption price per class Y share
($289,436,895 divided by 12,524,419 shares)	$23.11

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Convertible Securities Fund

Statement of operations Six months ended 4/30/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $462)	$4,212,320
Interest (including interest income of $23,604 from investments in affiliated issuers) (Note 5)	2,503,003
Securities lending (net of expenses) (Notes 1 and 5)	27,933
Total investment income	6,743,256

EXPENSES
Compensation of Manager (Note 2)	2,783,342
Investor servicing fees (Note 2)	471,790
Custodian fees (Note 2)	8,779
Trustee compensation and expenses (Note 2)	17,973
Distribution fees (Note 2)	739,931
Administrative services (Note 2)	15,996
Other	203,589
Total expenses	4,241,400
Expense reduction (Note 2)	(732)
Net expenses	4,240,668

Net investment income	2,502,588

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	18,588,921
Total net realized gain	18,588,921
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(174,831,096)
Total change in net unrealized depreciation	(174,831,096)

Net loss on investments	(156,242,175)

Net decrease in net assets resulting from operations	$(153,739,587)

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/22*	Year ended 10/31/21
Operations
Net investment income	$2,502,588	$4,028,141
Net realized gain on investments
and foreign currency transactions	18,588,921	213,181,685
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(174,831,096)	15,655,592
Net increase (decrease) in net assets resulting
from operations	(153,739,587)	232,865,418
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,141,545)	(2,948,417)
Class B	—	(2,893)
Class C	—	(24,808)
Class I	(81)	(175)
Class R	(2,863)	(11,496)
Class R6	(158,198)	(161,237)
Class Y	(1,273,476)	(3,158,906)
Net realized short-term gain on investments
Class A	(28,958,957)	(14,944,636)
Class B	(155,988)	(121,253)
Class C	(1,196,960)	(956,579)
Class I	(1,122)	(544)
Class R	(192,991)	(104,148)
Class R6	(2,362,632)	(507,190)
Class Y	(20,627,878)	(11,556,418)
From net realized long-term gain on investments
Class A	(85,170,535)	(37,702,649)
Class B	(458,773)	(305,900)
Class C	(3,520,351)	(2,413,277)
Class I	(3,299)	(1,373)
Class R	(567,600)	(262,746)
Class R6	(6,948,684)	(1,279,551)
Class Y	(60,668,187)	(29,154,780)
Increase from capital share transactions (Note 4)	106,384,167	34,235,769
Total increase (decrease) in net assets	(260,765,540)	161,482,211

NET ASSETS
Beginning of period	1,048,123,539	886,641,328
End of period	$787,357,999	$1,048,123,539

*Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Convertible Securities Fund

This page left blank intentionally.

Convertible Securities Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2022**	$34.68	.06	(4.53)	(4.47)	(.06)	(7.02)	(7.08)	$23.13	(15.57)*	$442,456	.51*	.23*	22*
October 31, 2021	30.49	.10	7.67	7.77	(.18)	(3.40)	(3.58)	34.68	26.41	570,217	1.01	.31	78
October 31, 2020	25.27	.25	6.84	7.09	(.37)	(1.50)	(1.87)	30.49	29.69	478,030	1.04	.93	98
October 31, 2019	25.23	.27	2.75	3.02	(.45)	(2.53)	(2.98)	25.27	14.11	394,780	1.05	1.08	60
October 31, 2018	26.19	.32	(.27)	.05	(.48)	(.53)	(1.01)	25.23	.13	371,067	1.05	1.22	68
October 31, 2017	22.55	.35	3.77	4.12	(.48)	—	(.48)	26.19	18.44	410,595	1.07	1.43	56
Class B
April 30, 2022**	$33.65	(.04)	(4.36)	(4.40)	—	(7.02)	(7.02)	$22.23	(15.88)*	$1,553	.88*	(.15)*	22*
October 31, 2021	29.74	(.14)	7.47	7.33	(.02)	(3.40)	(3.42)	33.65	25.49	3,287	1.76	(.42)	78
October 31, 2020	24.69	.05	6.67	6.72	(.17)	(1.50)	(1.67)	29.74	28.69	4,118	1.79	.19	98
October 31, 2019	24.70	.08	2.70	2.78	(.26)	(2.53)	(2.79)	24.69	13.29	4,244	1.80	.35	60
October 31, 2018	25.66	.12	(.27)	(.15)	(.28)	(.53)	(.81)	24.70	(.63)	6,418	1.80	.47	68
October 31, 2017	22.10	.16	3.70	3.86	(.30)	—	(.30)	25.66	17.56	8,201	1.82	.68	56
Class C
April 30, 2022**	$34.04	(.04)	(4.42)	(4.46)	—	(7.02)	(7.02)	$22.56	(15.88)*	$15,853	.88*	(.14)*	22*
October 31, 2021	30.06	(.14)	7.55	7.41	(.03)	(3.40)	(3.43)	34.04	25.46	23,390	1.76	(.41)	78
October 31, 2020	24.93	.05	6.74	6.79	(.16)	(1.50)	(1.66)	30.06	28.73	30,926	1.79	.19	98
October 31, 2019	24.93	.08	2.72	2.80	(.27)	(2.53)	(2.80)	24.93	13.24	31,947	1.80	.34	60
October 31, 2018	25.88	.12	(.26)	(.14)	(.28)	(.53)	(.81)	24.93	(.59)	34,353	1.80	.47	68
October 31, 2017	22.29	.16	3.72	3.88	(.29)	—	(.29)	25.88	17.52	42,892	1.82	.68	56
Class I
April 30, 2022**	$34.73	.11	(4.53)	(4.42)	(.12)	(7.02)	(7.14)	$23.17	(15.41)*	$18	.34*	.40*	22*
October 31, 2021	30.52	.22	7.68	7.90	(.29)	(3.40)	(3.69)	34.73	26.87	22.67		.65	78
October 31, 2020	25.29	.35	6.84	7.19	(.46)	(1.50)	(1.96)	30.52	30.18	17.68		1.28	98
October 31, 2019	25.24	.36	2.76	3.12	(.54)	(2.53)	(3.07)	25.29	14.58	13.68		1.44	60
October 31, 2018	26.20	.42	(.27)	.15	(.58)	(.53)	(1.11)	25.24	.51	12.68		1.58	68
October 31, 2017	22.55	.45	3.77	4.22	(.57)	—	(.57)	26.20	18.93	11.69		1.80	56
Class R
April 30, 2022**	$34.47	.03	(4.50)	(4.47)	(.02)	(7.02)	(7.04)	$22.96	(15.68)*	$2,961	.63*	.10*	22*
October 31, 2021	30.33	.02	7.62	7.64	(.10)	(3.40)	(3.50)	34.47	26.08	3,989	1.26	.06	78
October 31, 2020	25.14	.18	6.80	6.98	(.29)	(1.50)	(1.79)	30.33	29.37	3,249	1.29	.69	98
October 31, 2019	25.11	.20	2.75	2.95	(.39)	(2.53)	(2.92)	25.14	13.84	3,343	1.30	.84	60
October 31, 2018	26.07	.25	(.27)	(.02)	(.41)	(.53)	(.94)	25.11	(.13)	3,712	1.30	.96	68
October 31, 2017	22.45	.29	3.75	4.04	(.42)	—	(.42)	26.07	18.15	4,940	1.32	1.18	56

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Convertible Securities Fund	Convertible Securities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
April 30, 2022**	$34.68	.10	(4.53)	(4.43)	(.11)	(7.02)	(7.13)	$23.12	(15.45)*	$35,080	.36*	.37*	22*
October 31, 2021	30.48	.20	7.68	7.88	(.28)	(3.40)	(3.68)	34.68	26.82	21,126.71		.60	78
October 31, 2020	25.27	.33	6.83	7.16	(.45)	(1.50)	(1.95)	30.48	30.07	13,868.72		1.24	98
October 31, 2019	25.23	.34	2.77	3.11	(.54)	(2.53)	(3.07)	25.27	14.50	9,190.72		1.40	60
October 31, 2018 †	26.54	.19	(1.23)	(1.04)	(.27)	—	(.27)	25.23	(3.96)*	7,372	.32*	.71*	68
Class Y
April 30, 2022**	$34.66	.09	(4.52)	(4.43)	(.10)	(7.02)	(7.12)	$23.11	(15.46)*	$289,437	.38*	.35*	22*
October 31, 2021	30.47	.19	7.66	7.85	(.26)	(3.40)	(3.66)	34.66	26.73	426,094.76		.56	78
October 31, 2020	25.26	.32	6.82	7.14	(.43)	(1.50)	(1.93)	30.47	30.00	356,432.79		1.18	98
October 31, 2019	25.22	.33	2.76	3.09	(.52)	(2.53)	(3.05)	25.26	14.42	285,817.80		1.33	60
October 31, 2018	26.18	.39	(.27)	.12	(.55)	(.53)	(1.08)	25.22	.39	268,362.80		1.47	68
October 31, 2017	22.54	.41	3.77	4.18	(.54)	—	(.54)	26.18	18.76	247,071.82		1.67	56

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to October 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

30 Convertible Securities Fund	Convertible Securities Fund 31

Notes to financial statements 4/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through April 30, 2022.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e., three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class I and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class I, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

32 Convertible Securities Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

Convertible Securities Fund 33

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $16,878,208 and the value of securities loaned amounted to $16,067,562.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

34 Convertible Securities Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $818,019,722, resulting in gross unrealized appreciation and depreciation of $70,447,356 and $91,214,857, respectively, or net unrealized depreciation of $20,767,501.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.304% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

Convertible Securities Fund 35

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$263,725	Class R	1,831
Class B	1,223	Class R6	8,750
Class C	10,386	Class Y	185,874
Class I	1	Total	$471,790

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $732 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $639, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

36 Convertible Securities Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$621,598
Class B	1.00%	1.00%	11,591
Class C	1.00%	1.00%	98,114
Class R	1.00%	0.50%	8,628
Total			$739,931

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,372 from the sale of class A shares and received no monies and $9 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$191,978,075	$313,358,937
U.S. government securities (Long-term)	—	—
Total	$191,978,075	$313,358,937

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	553,418	$14,842,419	1,348,457	$44,973,367
Shares issued in connection with
reinvestment of distributions	4,061,924	108,416,267	1,617,772	52,119,300
	4,615,342	123,258,686	2,966,229	97,092,667
Shares repurchased	(1,929,551)	(51,257,716)	(2,204,396)	(73,768,457)
Net increase	2,685,791	$72,000,970	761,833	$23,324,210

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	2,957	$75,931	2,803	$91,474
Shares issued in connection with
reinvestment of distributions	19,567	502,884	12,033	377,009
	22,524	578,815	14,836	468,483
Shares repurchased	(50,318)	(1,293,522)	(55,648)	(1,805,540)
Net decrease	(27,794)	$(714,707)	(40,812)	$(1,337,057)

Convertible Securities Fund 37

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	60,449	$1,550,739	107,286	$3,546,431
Shares issued in connection with
reinvestment of distributions	165,791	4,325,484	101,152	3,206,521
	226,240	5,876,223	208,438	6,752,952
Shares repurchased	(210,684)	(5,309,168)	(550,290)	(18,026,115)
Net increase (decrease)	15,556	$567,055	(341,852)	$(11,273,163)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	169	4,502	64	2,092
	169	4,502	64	2,092
Shares repurchased	—	—	—	—
Net increase	169	$4,502	64	$2,092

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	13,386	$342,420	39,540	$1,306,385
Shares issued in connection with
reinvestment of distributions	28,794	763,354	11,694	374,432
	42,180	1,105,774	51,234	1,680,817
Shares repurchased	(28,969)	(773,201)	(42,658)	(1,397,033)
Net increase	13,211	$332,573	8,576	$283,784

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	952,360	$29,619,238	221,314	$7,440,582
Shares issued in connection with
reinvestment of distributions	171,310	4,565,286	60,444	1,947,508
	1,123,670	34,184,524	281,758	9,388,090
Shares repurchased	(215,725)	(5,458,356)	(127,540)	(4,266,822)
Net increase	907,945	$28,726,168	154,218	$5,121,268

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,087,594	$56,796,317	3,723,275	$124,047,168
Shares issued in connection with
reinvestment of distributions	2,672,499	71,201,993	1,154,956	37,188,569
	4,760,093	127,998,310	4,878,231	161,235,737
Shares repurchased	(4,528,888)	(122,530,704)	(4,283,476)	(143,121,102)
Net increase	231,205	$5,467,606	594,755	$18,114,635

38 Convertible Securities Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	798	100%	$18,489

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$46,621,830	$117,918,350	$147,661,972	$18,953	$16,878,208
Putnam Short Term
Investment Fund**	22,437,913	181,735,769	170,633,439	23,604	33,540,243
Total Short-term
investments	$69,059,743	$299,654,119	$318,295,411	$42,557	$50,418,451

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Convertible Securities Fund 39

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

40 Convertible Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022